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                                                                EXHIBIT 10.15(b)




                     SECOND AMENDMENT TO SERVICES AGREEMENT
                                     BETWEEN
                      INTELLIGENT INFORMATION INCORPORATED
                                       AND
                     SOUTHWESTERN BELL MOBILE SYSTEMS, INC.
                       AND SOUTHWESTERN BELL WIRELESS INC.
                               DATED JUNE 9, 1998
                                (THE "AGREEMENT")

THIS AMENDMENT, effective as of October 15, 1999 (the "Amendment") is between Intelligent Information Incorporated, a Delaware corporation ("III") and Southwestern Bell Mobile Systems, Inc., d/b/a Cellular One, Southwestern Bell Wireless Inc. and Pacific Bell Wireless, LLC f/k/a Pacific Bell Mobile Services (collectively "SBMS").


1. The SERVICE AND PACKAGE RATES AND CHARGES section of Appendix B of the Agreement is amended to read in its entirety as follows:

        "Number of Services in Package      Monthly Price per Subscriber*
         -----------------------------      ------------------------------
        1                                   $0.65
        2                                   $1.25
        3                                   $1.80
        4                                   $2.35
        5                                   $2.90
        6                                   $3.40

Each additional Service is an additional $.50/month. These prices are flat monthly rates. The frequency of the delivery is defined below. There are no activation fees or change fees. These prices are subject to the provisions of paragraph 5 of the Service Agreement."

2. All other terms and conditions of the Agreement not amended hereby shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment shall prevail.



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IN WITNESS WHEREOF, the parties hereby execute this Amendment.



INTELLIGENT INFORMATION INCORPORATED     SOUTHWESTERN BELL MOBILE SYSTEMS, INC.


BY:  /s/ Stephen G. Maloney              BY:   /s/ Robert W. Shaner
   -----------------------------------      -----------------------------------

PRINT NAME: Stephen G. Maloney           PRINT NAME:  Robert W. Shaner
           ---------------------------              ---------------------------

TITLE:  President & CEO                  TITLE:  Regional President SWBN & PBW
      --------------------------------         --------------------------------

DATE SIGNED:  10/26/99                   DATE SIGNED: 11/22/99
            --------------------------               --------------------------


SOUTHWESTERN BELL WIRELESS, INC.         PACIFIC BELL WIRELESS, LLC



BY: /s/ Robert W. Shaner                 BY: /s/ Robert W. Shaner
   -----------------------------------      -----------------------------------

PRINT NAME: Robert W. Shaner             PRINT NAME:  Robert W. Shaner
           ---------------------------              ---------------------------

TITLE: Regional President SWBN & PBW     TITLE: Regional President SWBN & PBW
      --------------------------------         --------------------------------

DATE SIGNED:                  11/22/99   DATE SIGNED:               11/22/99
            --------------------------               --------------------------